Offerings - Offering: 1	Sep. 15, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 70,409,437.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 9,723.54
Offering Note	(a) Calculated as the aggregate maximum purchase price for shares of common stock, based upon the net asset value per share as of September 3, 2026, of $22.59. This amount is based upon the offer to purchase up to 3,116,841 shares of common stock, par value $0.01 per share, of KKR Real Estate Select Trust Inc. (b) Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by the Filing Fee Rate Advisory for fiscal year 2026.